UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 22, 2008

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                 20-2107839
------------------------------   ------------------------    -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


       2 East Main Street, Georgetown, MA                   01833
       -----------------------------------------         -----------
       (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: 978-352-8600
                                                    ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On September 22, 2008, the Board of Directors of Georgetown Savings Bank (the "Bank"), the wholly owned savings bank subsidiary of Georgetown Bancorp, Inc. (the "Company"), adopted individual compensation plans for certain officers of the Bank. The individual incentive plans were adopted pursuant to the Bank's Incentive Compensation Plan, which was previously disclosed as
Exhibit 10.7 to the Company's Annual Report on Form 10-KSB, filed with the SEC on September 28, 2007.

         The individual incentive plans for Robert E. Balletto, President and Chief Executive Officer of the Bank, and for Joseph W. Kennedy, Senior Vice President and Chief Financial Officer of the Bank are attached as Exhibits 10.1 and 10.2 respectively, to this Form 8-K.

         The incentive plans have three levels of performance, at which payments can be made and require a minimum level of return-on-assets (ROA) to be achieved before any incentive plan payments will be made.

         Mr. Balletto's plan provides for a target payment of $22,135 with the following performance categories: (i) achievement of annual (ROA) targets; (ii) achievement of annual net commercial loan growth targets; (iii) achievement of annual profitability targets for the Bank's North Andover Branch; (iv) achievement of annual net interest margin percentage targets. The target payment can be increased on a sliding scale for improvement in ROA performance, net commercial loan growth and net interest margin percentage above the maximum target level.

         Mr. Kennedy's plan provides for a target payment of $13,467 with the following performance categories: (i) achievement of annual (ROA) targets; (ii) achievement of annual net interest margin percentage targets; (iii) achievement of annual total non-interest expense targets. The target payment can be increased on a sliding scale for improvement in the ROA performance and the net interest margin percentage above the maximum targets and non-interest expenses below the maximum targets.

         The individual incentive plans referred to above are filed as Exhibits hereto, and the foregoing descriptions of such plans are qualified by reference to the plans themselves.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Not Applicable.

      (d)   Exhibits

            10.1     Individual Incentive Plan for Robert E. Balletto
            10.2     Individual Incentive Plan for Joseph W. Kennedy


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      GEORGETOWN  BANCORP, INC.


DATE:  September 25, 2008             By:  /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer